Exhibit 10.11

SECOND LIEN GUARANTEE AGREEMENT

dated as of

December 27, 2012

among

TRANSFIRST HOLDINGS, INC.,

THE GUARANTORS IDENTIFIED HEREIN

and

GENERAL ELECTRIC CAPITAL CORPORATION,

as Second Lien Collateral Agent

Schedules

Schedule I	Subsidiary Parties

Exhibits

Exhibit I	Form of Guarantee Agreement Supplement

SECOND LIEN GUARANTEE AGREEMENT, dated as of December 27, 2012, among TransFirst Holdings, Inc., a Delaware corporation (the “Borrower”), the Guarantors identified herein and General Electric Capital Corporation, as Second Lien Collateral Agent (in such capacity, the “Second Lien Collateral Agent”).

Reference is made to the Second Lien Credit Agreement, dated as of December 27, 2012 (as amended, restated, supplemented, refinanced or otherwise modified from time to time, the “Credit Agreement”), among the Borrower, each Lender from time to time party thereto, General Electric Capital Corporation, as Administrative Agent and Second Lien Collateral Agent, and the other Agents named therein. The Lenders have agreed to extend credit to the Borrower, the Hedge Banks have agreed to enter into and/or maintain one or more Secured Hedge Agreements and the Cash Management Banks have agreed to enter into and/or maintain one or more Secured Cash Management Agreements, subject to the terms and conditions set forth in the Credit Agreement, in such Secured Hedge Agreements and in such Secured Cash Management Agreements, as applicable. The obligations of the Lenders to extend such credit, the obligation of the Hedge Banks to enter into and/or maintain such Secured Hedge Agreements and the obligation of the Cash Management Banks to enter into and/or maintain such Secured Cash Management Agreements, are, in each case, conditioned upon, among other things, the execution and delivery of this Agreement by the Borrower and each Guarantor. The Borrower and Guarantors are affiliates of one another, will derive substantial direct and indirect benefits from (i) the extensions of credit to the Borrower pursuant to the Credit Agreement, (ii) the entering into and/or maintaining by the Hedge Banks of Secured Hedge Agreements with the Borrower and/or one or more of its Restricted Subsidiaries, and (iii) the entering into and/or maintaining by the Cash Management Banks of Secured Cash Management Agreements with the Borrower and/or one or more of its Restricted Subsidiaries, and are willing to execute and deliver this Agreement in order to induce the Lenders to extend such credit, the Hedge Banks to enter into and/or maintain such Secured Hedge Agreements and the Cash Management Banks to enter into and/or maintain such Secured Cash Management Agreements. Accordingly, the parties hereto agree as follows:

ARTICLE I

Definitions

SECTION 1.01. Credit Agreement. (a) Capitalized terms used in this Agreement and not otherwise defined herein have the meanings specified in the Credit Agreement.

(b) The rules of construction specified in Article I of the Credit Agreement also apply to this Agreement.

SECTION 1.02. Other Defined Terms. As used in this Agreement, the following terms have the meanings specified below:

“Agreement” means this Guarantee Agreement.

“Claiming Party” has the meaning assigned to such term in Section 3.02.

“Contributing Party” has the meaning assigned to such term in Section 3.02.

“Credit Agreement” has the meaning assigned to such term in the preliminary statement of this Agreement.

“Guarantee Agreement Supplement” means an instrument in the form of Exhibit I hereto.

“Guarantor” means the Borrower and each Subsidiary Party.

“Obligations” means the “Secured Obligations” as defined in the Security Agreement.

“Subsidiary Parties” means (a) the Restricted Subsidiaries identified on Schedule I and (b) each other Restricted Subsidiary that becomes a party to this Agreement as a Subsidiary Party after the Closing Date.

ARTICLE II

Guarantee

SECTION 2.01. Guarantee.

Each Guarantor unconditionally guarantees, jointly with the other Guarantors and severally, as a primary obligor and not merely as a surety, the due and punctual payment and performance of the Obligations. Each of the Guarantors further agrees that the Obligations may be extended or renewed, in whole or in part, without notice to or further assent from it, and that it will remain bound upon its guarantee notwithstanding any extension or renewal of any Obligation. Each of the Guarantors waives presentment to, demand of payment from and protest to the Borrower or any other Loan Party of any of the Obligations, and also waives notice of acceptance of its guarantee and notice of protest for nonpayment.

SECTION 2.02. Guarantee of Payment. Each of the Guarantors further agrees that its guarantee hereunder constitutes a guarantee of payment when due and not of collection, and waives any right to require that any resort be had by the Second Lien Collateral Agent, the Administrative Agent or any other Second Lien Secured Party to any security held for the payment of the Obligations or to any balance of any deposit account or credit on the books of the Administrative Agent or any other Second Lien Secured Party in favor of the Borrower or any other Person.

SECTION 2.03. No Limitations. (a) Except for termination or release of a Guarantor’s obligations hereunder as expressly provided in Section 4.13, the obligations of each Guarantor hereunder shall not be subject to any reduction, limitation, impairment or termination for any reason, including any claim of waiver, release, surrender, alteration or compromise, and shall not be subject to any defense or set-off, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality or unenforceability of the Obligations or otherwise. Without limiting the generality of the foregoing, except for termination or release of a Guarantor’s obligations hereunder in accordance with the terms of Section 4.13, the obligations of each Guarantor hereunder shall not be discharged or impaired or otherwise affected by, to the extent permitted by applicable Laws, (i) the failure of the Second Lien Collateral Agent, the Administrative Agent or any other Second Lien Secured Party to assert any claim or demand or to enforce any right or remedy under the provisions of any Loan Document or otherwise; (ii) any rescission, waiver, amendment or modification of, or any release from any of the terms or provisions of, any Loan Document or any other agreement, including with respect to any other Guarantor under this Agreement; (iii) the release of any security held by the Second Lien Collateral Agent, the Administrative Agent or any other Second Lien Secured Party for the Obligations; (iv) any default, failure or delay, willful or otherwise, in the performance of the Obligations; (v) solely by virtue of any merger or consolidation of the Borrower, any other Guarantor or any other guarantor of all or part of the Obligations into or with any Person or any change in the ownership of the equity of Borrower, any other Guarantor or any other guarantor of all or part of the Obligations; (vi) solely by virtue of any dissolution of any other Guarantor or any insolvency, bankruptcy, liquidation, reorganization or similar proceedings with respect to Borrower, any other Guarantor or any other guarantor of all or part of the Obligations, in each case, to the extent that such Guarantor is not a party or otherwise subject to such proceedings; (vii) solely by virtue of any borrowing or grant of a Lien by Borrower, any other Guarantor or any other guarantor of all or part of the Obligations, as debtor-in-possession, under Section 364 of Chapter 11 of Title 11 of the United States Code (11 U.S.C. Section 101 et seq.), as amended, in each case, to the extent that such Guarantor is not a party or otherwise subject to such proceedings; (viii) solely by virtue of the discharge or release by the Second Lien Collateral Agent and/or Lenders of any other Guarantor’s obligations and liabilities under this Agreement; or (ix) any other act or omission that may or might in any manner or to any extent vary the risk of any Guarantor or otherwise operate as a discharge of any Guarantor as a matter of law or equity (in each case, other than the indefeasible payment in full in cash of all the Obligations (excluding contingent obligations as to which no claim has been made)). Each Guarantor expressly authorizes the applicable Second Lien Secured Parties, to the extent permitted by the Security Agreement, to take and hold security for the payment and performance of the Obligations, to exchange, waive or release any or all such security (with or without consideration), to enforce or apply such security and direct the order and manner of any sale thereof in their sole discretion or to release or substitute any one or more other guarantors or obligors upon or in respect of the Obligations, all without affecting the obligations of any Guarantor hereunder.

(b) To the fullest extent permitted by applicable Law and except for termination or release of a Guarantor’s obligations hereunder in accordance with the terms of Section 4.13, each Guarantor waives any defense based on or arising out of any defense of the Borrower or any other Loan Party or the unenforceability of the Obligations or any part thereof from any cause, or the cessation from any cause of the liability of the Borrower or any other Loan Party, other than the indefeasible payment in full in cash of all the Obligations (excluding contingent obligations as to which no claim has been made). The Second Lien Collateral Agent, the Administrative Agent and the other Second Lien Secured Parties may in accordance with the terms of the Collateral Documents, at their election, foreclose on any security held by one or more of them by one or more judicial or nonjudicial sales, accept an assignment of any such security in lieu of foreclosure, compromise or adjust any part of the Obligations, make any other accommodation with the Borrower or any other Loan Party or exercise any other right or remedy available to them against the Borrower or any other Loan Party, without affecting or impairing in any way the liability of any Guarantor hereunder except to the extent the Obligations have been fully and indefeasibly paid in full in cash (excluding contingent obligations as to which no claim has been made). To the fullest extent permitted by applicable Law, each Guarantor waives any defense arising out of any such election even though such election operates, pursuant to applicable Law, to impair or to extinguish any right of reimbursement or subrogation or other right or remedy of such Guarantor against the Borrower or any other Loan Party, as the case may be, or any security.

SECTION 2.04. Reinstatement. Each of the Guarantors agrees that its guarantee hereunder shall continue to be effective or be reinstated, as the case may be, if at any time payment, or any part thereof, of any Obligation is rescinded or must otherwise be restored by the Second Lien Collateral Agent, the Administrative Agent or any other Second Lien Secured Party upon the bankruptcy or reorganization of the Borrower, any other Loan Party or otherwise.

SECTION 2.05. Agreement To Pay; Subrogation. In furtherance of the foregoing and not in limitation of any other right that the Second Lien Collateral Agent, the Administrative Agent or any other Second Lien Secured Party has at law or in equity against any Guarantor by virtue hereof, upon the failure of the Borrower or any other Loan Party to pay any Obligation when and as the same shall become due, whether at maturity, by acceleration, after notice of prepayment or otherwise, each Guarantor hereby promises to and will forthwith pay, or cause to be paid, to the Second Lien Collateral Agent for distribution to the applicable Second Lien Secured Parties in cash the amount of such unpaid Obligation. Upon payment by any Guarantor of any sums to the Second Lien Collateral Agent as provided above, all rights of such Guarantor against the Borrower or any other Loan Party arising as a result thereof by way of right of subrogation, contribution, reimbursement, indemnity or otherwise shall in all respects be subject to Article III.

SECTION 2.06. Information. Each Guarantor assumes all responsibility for being and keeping itself informed of the Borrower’s and each other Loan Party’s financial condition and assets, and of all other circumstances bearing upon the risk of nonpayment of the Obligations and the nature, scope and extent of the risks that such Guarantor assumes and incurs hereunder, and agrees that none of the Second Lien Collateral Agent, the Administrative Agent or the other Second Lien Secured Parties will have any duty to advise such Guarantor of information known to it or any of them regarding such circumstances or risks.

ARTICLE III

Indemnity, Subrogation and Subordination

SECTION 3.01. Indemnity and Subrogation. In addition to all such rights of indemnity and subrogation as the Guarantors may have under applicable Law (but subject to Section 3.03), the Borrower agrees that in the event a payment of an obligation shall be made by any Guarantor under this Agreement, the Borrower shall indemnify such Guarantor for the full amount of such payment and such Guarantor shall be subrogated to the rights of the Person to whom such payment shall have been made to the extent of such payment.

SECTION 3.02. Contribution and Subrogation. Each Subsidiary Party (a “Contributing Party”) agrees (subject to Section 3.03) that, in the event a payment shall be made by any other Subsidiary Party hereunder in respect of any Obligation and such other Subsidiary Party (the “Claiming Party”) shall not have been fully indemnified by the Borrower as provided in Section 3.01, the Contributing Party shall indemnify the Claiming Party in an amount equal to the amount of such payment, in each case multiplied by a fraction of which the numerator shall be the net worth of the Contributing Party on the date hereof and the denominator shall be the aggregate net worth of all the Contributing Parties together with the net worth of the Claiming Party on the date hereof (or, in the case of any Guarantor becoming a party hereto pursuant to Section 4.14, the date of the Guarantee Agreement Supplement hereto executed and delivered by such Guarantor). Any Contributing Party making any payment to a Claiming Party pursuant to this Section 3.02 shall be subrogated to the rights of such Claiming Party to the extent of such payment.

SECTION 3.03. Subordination. (a) Notwithstanding any provision of this Agreement to the contrary, all rights of the Guarantors under Sections 3.01 and 3.02 and all other rights of indemnity, contribution or subrogation under applicable Law or otherwise shall be fully subordinated to the indefeasible payment in full in cash of the Obligations (excluding contingent obligations as to which no claim has been made) and no Guarantor shall make any payment on account thereof until the Obligations shall have been paid in full in cash (excluding contingent obligations as to which no claim has been made) and all commitments to lend under the Credit Agreement are terminated. No failure on the part of the Borrower or any Guarantor to make the payments required by Sections 3.01 and 3.02 (or any other payments required under applicable Law or otherwise) shall in any respect limit the obligations and liabilities of any Guarantor with respect to its obligations hereunder, and each Guarantor shall remain liable for the full amount of the obligations of such Guarantor hereunder.

(b) Each Guarantor hereby agrees that upon the occurrence and during the continuance of an Event of Default and after notice from the Administrative Agent (which notice states that is delivered pursuant to this Section 3.03(b)), all Indebtedness owed by it to any Subsidiary that is not a Loan Party shall be fully subordinated to the indefeasible payment in full in cash of the Obligations (excluding contingent obligations as to which no claim has been made) and no Guarantor shall be permitted to receive or retain any payment on account thereof until the Obligations shall have been paid in full in cash (excluding contingent obligations as to which no claim has been made) and all commitments to lend under the Credit Agreement are terminated.

ARTICLE IV

Miscellaneous

SECTION 4.01. Notices. All communications and notices hereunder shall (except as otherwise expressly permitted herein) be in writing and given as provided in Section 10.02 of the Credit Agreement. All communications and notices hereunder to any Guarantor shall be given to it in care of the Borrower as provided in Section 10.02 of the Credit Agreement.

SECTION 4.02. Waivers; Amendment. (a) No failure or delay by the Second Lien Collateral Agent, Administrative Agent or any other Second Lien Secured Party in exercising any right or power hereunder or under any other Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Second Lien Collateral Agent, the Administrative Agent and each other Second Lien Secured Party hereunder and under the other Loan Documents are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of this Agreement or consent to any departure by any Guarantor therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) of this Section 4.02, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. Without limiting the generality of the foregoing, the making of a Loan or issuance of a Letter of Credit or Support Agreement shall not be construed as a waiver of any Default, regardless of whether the Second Lien Collateral Agent, the Administrative Agent, any Lender or any other Second Lien Secured Party may have had notice or knowledge of such Default at the time. No notice or demand on any Guarantor in any case shall entitle any Guarantor to any other or further notice or demand in similar or other circumstances.

(b) Subject to the First Lien/Second Lien Intercreditor Agreement, neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the Second Lien Collateral Agent and the Guarantor or Guarantors with respect to which such waiver, amendment or modification is to apply, subject to any consent required in accordance with Section 10.01 of the Credit Agreement.

SECTION 4.03. Second Lien Collateral Agent’s Fees and Expenses; Indemnification. (a) The parties hereto agree that the Second Lien Collateral Agent shall be entitled to reimbursement of its reasonable out-of-pocket expenses incurred hereunder as provided in Section 10.04 of the Credit Agreement.

(b) Without limitation of its indemnification obligations under the other Loan Documents, each Guarantor agrees to indemnify and hold harmless the Second Lien Collateral Agent and the other Indemnitees (as defined in Section 10.05 of the Credit Agreement) from and against any and all liabilities, obligations, losses, damages, penalties, claims, demands, actions, judgments, suits, costs, expenses and disbursements (including all Attorney Costs of one primary counsel, one additional counsel to the Administrative Agent prior to the Closing Date and if reasonably required, and if necessary, one local counsel and one regulatory counsel) of any kind or nature whatsoever which may at any time be imposed on, incurred by or asserted against any such Indemnitee in any way relating to or arising out of or in connection with the execution, delivery or performance of this Agreement or any claim, litigation, investigation or proceeding relating to any of the foregoing agreements or instruments contemplated hereby, or to the Collateral, whether or not any Indemnitee is a party thereto; provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such liabilities, obligations, losses, damages, penalties, claims, demands, actions, judgments, suits, costs, expenses or disbursements resulted from the gross negligence, bad faith, or willful misconduct of, or the breach of this Agreement by, such Indemnitee or of any affiliate, director, officer, employee, counsel, agent or attorney-in-fact of such Indemnitee.

(c) Any such amounts payable as provided hereunder shall be additional Obligations secured hereby and by the other Collateral Documents. The provisions of this Section 4.03 shall remain operative and in full force and effect regardless of the termination of this Agreement or any other Loan Document, the consummation of the transactions contemplated hereby, the repayment of any of the Obligations, the invalidity or unenforceability of any term or provision of this Agreement or any other Loan Document, or any investigation made by or on behalf of the Second Lien Collateral Agent, the Administrative Agent or any other Second Lien Secured Party. All amounts due under this Section 4.03 shall be payable within 10 days of written demand therefor.

SECTION 4.04. Successors and Assigns. Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the permitted successors and assigns of such party; and all covenants, promises and agreements by or on behalf of any Guarantor or the Second Lien Collateral Agent that are contained in this Agreement shall bind and inure to the benefit of their respective permitted successors and assigns.

SECTION 4.05. Survival of Agreement. All covenants, agreements, representations and warranties made by the Guarantors hereunder and in the other Loan Documents and in the certificates or other instruments prepared or delivered in connection with or pursuant to this Agreement or any other Loan Document shall be considered to have been relied upon by the Second Lien Secured Parties and shall survive the execution and delivery of the Loan Documents and the making of any Loans and issuance of any Letters of Credit or Support Agreements, regardless of any investigation made by any Lender or on its behalf and notwithstanding that the Second Lien Collateral Agent, the Administrative Agent or any other Second Lien Secured Party may have had notice or knowledge of any Default or incorrect representation or warranty at the time any credit is extended under the Credit Agreement, and shall continue in full force and effect until (i) termination of the Aggregate Commitments and payment in full of all Obligations (other than (A) contingent obligations not yet due and payable but including for all purposes hereof amounts due under Section 10.04 and/or 10.05 of the Credit Agreement that have been invoiced to or demanded of the Borrower and (B) obligations and liabilities under Secured Cash Management Agreements and Secured Hedge Agreements as to which arrangements satisfactory to the applicable Hedge Bank and/or Cash Management Bank shall have been made) and (ii) the expiration, termination or cash collateralization (to the satisfaction of the Administrative Agent) of all Letters of Credit.

SECTION 4.06. Counterparts; Effectiveness; Several Agreement. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery by telecopier or by electronic.pdf copy of an executed counterpart of a signature page to this Agreement shall be effective as delivery of an original executed counterpart of this Agreement. This Agreement shall become effective as to any Guarantor when a counterpart hereof executed on behalf of such Guarantor shall have been delivered to the Second Lien Collateral Agent and a counterpart hereof shall have been executed on behalf of the Second Lien Collateral Agent, and thereafter shall be binding upon such Guarantor and the Administrative Agent and their respective permitted successors and assigns, and shall inure to the benefit of such Guarantor, the Second Lien Collateral Agent, the Administrative Agent and the other Second Lien Secured Parties and their respective permitted successors and assigns, except that no Guarantor shall have the right to assign or transfer its rights or obligations hereunder or any interest herein or in the Collateral (and any such assignment or transfer shall be void) except as expressly contemplated by this Agreement or the Credit Agreement. This Agreement shall be construed as a separate agreement with respect to each Guarantor and may be amended, restated, amended and restated, modified, supplemented, waived or released with respect to any Guarantor without the approval of any other Guarantor and without affecting the obligations of any other Guarantor hereunder.

SECTION 4.07. Severability. If any provision of this Agreement is held to be illegal, invalid or unenforceable, the legality, validity and enforceability of the remaining provisions of this Agreement shall not be affected or impaired thereby. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

SECTION 4.08. Right of Set-Off. In addition to any rights and remedies of the Second Lien Secured Parties provided by Law, upon the occurrence and during the continuance of any Event of Default, each Second Lien Secured Party is authorized at any time and from time to time, without prior notice to any Guarantor, any such notice being waived by each Guarantor to the fullest extent permitted by applicable Law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held by, and other Indebtedness at any time owing by, such Second Lien Secured Party to or for the credit or the account of the respective Guarantors against any and all obligations owing to such Second Lien Secured Party hereunder, now or hereafter existing, irrespective of whether or not such Second Lien Secured Party shall have made demand under this Agreement and although such obligations may be contingent or unmatured or denominated in a currency different from that of the applicable deposit or Indebtedness. Each Second Lien Secured Party agrees promptly to notify the applicable Guarantor and the Administrative Agent after any such set off and application made by such Second Lien Secured Party; provided, that the failure to give such notice shall not affect the validity of such setoff and application. The rights of each Second Lien Secured Party under this Section 4.08 are in addition to other rights and remedies (including other rights of setoff) that such Second Lien Secured Party may otherwise have.

SECTION 4.09. GOVERNING LAW; JURISDICTION; CONSENT TO SERVICE OF PROCESS. (a)THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

(B) ANY LEGAL ACTION OR PROCEEDING ARISING UNDER ANY LOAN DOCUMENT OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO ANY LOAN DOCUMENT, OR THE TRANSACTIONS RELATED THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK CITY OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF SUCH STATE, AND BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH GUARANTOR CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE NON-EXCLUSIVE JURISDICTION OF THOSE COURTS. EACH GUARANTOR IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF ANY LOAN DOCUMENT OR OTHER DOCUMENT RELATED THERETO.

SECTION 4.10. WAIVER OF JURY TRIAL. EACH PARTY TO THIS AGREEMENT HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING UNDER ANY LOAN DOCUMENT OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO ANY LOAN DOCUMENT, OR THE TRANSACTIONS RELATED THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER FOUNDED IN CONTRACT OR TORT OR OTHERWISE;

AND EACH PARTY HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY TO THIS AGREEMENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION 4.10 WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE SIGNATORIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

SECTION 4.11. Headings. Article and Section headings and the Table of Contents used herein are for convenience of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.

SECTION 4.12. Obligations Absolute. To the extent permitted by Law, all rights of the Second Lien Collateral Agent, the Administrative Agent hereunder and all obligations of each Guarantor hereunder shall be absolute and unconditional irrespective of (a) any lack of validity or enforceability of the Credit Agreement, any other Loan Document, any agreement with respect to any of the Obligations or any other agreement or instrument relating to any of the foregoing, (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations, or any other amendment or waiver of or any consent to any departure from the Credit Agreement, any other Loan Document or any other agreement or instrument, (c) any release or amendment or waiver of or consent under or departure from any guarantee guaranteeing all or any of the Obligations, or (d) subject only to termination or release of a Guarantor’s obligations hereunder in accordance with the terms of Section 4.13, any other circumstance that might otherwise constitute a defense available to, or a discharge of, any Guarantor in respect of the Obligations or this Agreement.

SECTION 4.13. Termination or Release. (a) This Agreement and the Guarantees made herein shall terminate with respect to all Obligations upon (i) termination of the Aggregate Commitments and payment in full of all Obligations (other than (A) contingent obligations not yet due and payable but including for all purposes hereof amounts due under Section 10.04 and/or 10.05 that have been invoiced to or demanded of the Borrower and (B) obligations and liabilities under Secured Cash Management Agreements and Secured Hedge Agreements as to which arrangements satisfactory to the applicable Hedge Bank and/or Cash Management Bank shall have been made) and (ii) the expiration, termination or cash collateralization (to the satisfaction of the Administrative Agent) of all Letters of Credit.

(b) A Subsidiary Party shall automatically be released from its obligations hereunder upon the consummation of any transaction permitted by the Credit Agreement as a result of which such Subsidiary Party ceases to be a Subsidiary of the Borrower or, except for Subsidiaries existing as of the date hereof and signatory hereto, becomes an Excluded Subsidiary; provided, that the Required Lenders shall have consented to such transaction (solely to the extent required by the Credit Agreement) and the terms of such consent did not provide otherwise.

(c) In connection with any termination or release pursuant to paragraph (a) or (b) of this Section 4.13, the Second Lien Collateral Agent shall execute and deliver to any Guarantor, at such Guarantor’s expense, all documents that such Guarantor shall reasonably request to evidence such termination or release. Any execution and delivery of documents pursuant to this Section 4.13 shall be without recourse to or warranty by the Administrative Agent.

SECTION 4.14. Additional Guarantors. Pursuant to Section 6.11 of the Credit Agreement, certain Restricted Subsidiaries of the Loan Parties that (i) are not Excluded Subsidiaries and (ii) were not in existence or not Restricted Subsidiaries on the date of the Credit Agreement are required to enter in this Agreement as Guarantors upon becoming a Restricted Subsidiary that is not an Excluded Subsidiary. Upon execution and delivery by the Second Lien Collateral Agent and a Restricted Subsidiary of a Guarantee

Agreement Supplement, such Restricted Subsidiary shall become a Guarantor hereunder with the same force and effect as if originally named as a Guarantor herein. The execution and delivery of any such instrument shall not require the consent of any other Guarantor hereunder. The rights and obligations of each Guarantor hereunder shall remain in full force and effect notwithstanding the addition of any new Guarantor as a party to this Agreement.

Section 4.15 Intercreditor Agreements. The Guarantors and the Second Lien Collateral Agent acknowledge that the exercise of certain of the Second Lien Collateral Agent’s rights and remedies hereunder may be subject to, and restricted by, the provisions of the First Lien/Second Lien Intercreditor Agreement. Except as specified herein, nothing contained in the First Lien/Second Lien Intercreditor Agreement or any other Intercreditor Agreement shall be deemed to modify any of the provisions of this Agreement, which, as among the Guarantors and the Second Lien Collateral Agent shall remain in full force and effect.

[THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK.]

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

TRANSFIRST HOLDINGS, INC., a Delaware corporation

TRANSFIRST, LLC, a Delaware limited liability company

TRANSFIRST THIRD PARTY SALES, LLC, a Delaware limited liability company

SOLVERAS, LLC, a Tennessee limited liability company

TRANSFIRST CORPORATE SALES, LLC, a Delaware limited liability company

TRANSFIRST HEALTH AND GOVERNMENT SERVICES, LLC, a Delaware limited liability company

ME ACQUISITION, LLC, a Delaware limited liability company

CN ACQUISITION, LLC, a Delaware limited liability company

TRANSFIRST EPAYMENT, LLC, a Nevada limited liability company

TRANSFIRST EPAYMENT SERVICES, LLC, a Delaware limited liability company

PAYMENT RESOURCES INTERNATIONAL, LLC, a Delaware limited liability company

By:	/s/ Mark Travis
	Name:	Mark Travis
	Title:	Senior Vice President & Chief Financial Officer

GENERAL ELECTRIC CAPITAL CORPORATION, as Second Lien Collateral Agent

By:	/s/ Christopher Kill
	Name:	Christopher Kill
	Title:	Authorized Signatory

Schedule I to

the Guarantee Agreement

SUBSIDIARY PARTIES

TRANSFIRST, LLC, a Delaware limited liability company

TRANSFIRST THIRD PARTY SALES, LLC, a Delaware limited liability company

SOLVERAS, LLC, a Tennessee limited liability company

TRANSFIRST CORPORATE SALES, LLC, a Delaware limited liability company

TRANSFIRST HEALTH AND GOVERNMENT SERVICES, LLC, a Delaware limited liability company

ME ACQUISITION, LLC, a Delaware limited liability company

CN ACQUISITION, LLC, a Delaware limited liability company

TRANSFIRST EPAYMENT, LLC, a Nevada limited liability company

TRANSFIRST EPAYMENT SERVICES, LLC, a Delaware limited liability company

PAYMENT RESOURCES INTERNATIONAL, LLC, a Delaware limited liability company

Exhibit I

to the Guarantee Agreement

SUPPLEMENT NO. [—], dated as of [—] (this “Supplement”), to the Second Lien Guarantee Agreement, dated as of December 27, 2012 (the “Guarantee Agreement”), among TransFirst Holdings, Inc., a Delaware corporation (the “Borrower”), the Guarantors identified therein and General Electric Capital Corporation, as Second Lien Collateral Agent.

A. Reference is made to the Second Lien Credit Agreement, dated as of December 27, 2012 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among the Borrower, each Lender from time to time party thereto, General Electric Capital Corporation, as Administrative Agent and Second Lien Collateral Agent, and the other Agents named therein.

B. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement and the Guarantee Agreement referred to therein.

C. The Guarantors have entered into the Guarantee Agreement in order to induce the Lenders to make Loans. Section 4.14 of the Guarantee Agreement provides that additional Restricted Subsidiaries of the Borrower may become Guarantors under the Guarantee Agreement by execution and delivery of an instrument in the form of this Supplement. The undersigned (the “New Guarantor”) is executing this Supplement in accordance with the requirements of the Credit Agreement to become a Guarantor under the Guarantee Agreement in order to induce the Lenders to make additional Loans and as consideration for Loans previously made and Letters of Credit and Support Agreements previously issued.

Accordingly, the Second Lien Collateral Agent and the New Guarantor agree as follows:

SECTION 1. In accordance with Section 4.14 of the Guarantee Agreement, the New Guarantor by its signature below becomes a Guarantor under the Guarantee Agreement with the same force and effect as if originally named therein as a Guarantor and the New Guarantor hereby (a) agrees to all the terms and provisions of the Guarantee Agreement applicable to it as a Guarantor thereunder and (b) represents and warrants that the representations and warranties made by it as a Guarantor thereunder are true and correct on and as of the date hereof. Each reference to a “Guarantor” in the Security Agreement shall be deemed to include the New Guarantor. The Guarantee Agreement is hereby incorporated herein by reference.

SECTION 2. The New Guarantor represents and warrants to the Second Lien Collateral Agent and the other Second Lien Secured Parties that this Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms.

SECTION 3. This Supplement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Supplement shall become effective when the Second Lien Collateral Agent shall have received a counterpart of this Supplement that bears the signature of the New Guarantor and the Second Lien Collateral Agent has executed a counterpart hereof. Delivery of an executed signature page to this Supplement by facsimile transmission shall be as effective as delivery of a manually signed counterpart of this Supplement.

SECTION 4. Except as expressly supplemented hereby, the Guarantee Agreement shall remain in full force and effect.

SECTION 5. THIS SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

SECTION 6. In case any one or more of the provisions contained in this Supplement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and in the Guarantee Agreement shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

SECTION 7. All communications and notices hereunder shall be in writing and given as provided in Section 4.01 of the Guarantee Agreement.

SECTION 8. The New Guarantor agrees to reimburse the Second Lien Collateral Agent for its reasonable out-of-pocket expenses in connection with this Supplement, including the reasonable fees, other charges and disbursements of counsel for the Second Lien Collateral Agent.

[Signature Pages to Follow]

IN WITNESS WHEREOF, the New Guarantor and the Administrative Agent have duly executed this Supplement to the Guarantee Agreement as of the day and year first above written.

[NAME OF NEW GUARANTOR]

By:
Name:
Title:

GENERAL ELECTRIC CAPITAL CORPORATION, as Second Lien Collateral Agent

By:
Name:
Title: